THE PILLAR FUNDS

                      Supplement dated July 9, 2001 to the
                        Prospectuses dated April 30, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUSES.

                                EQUITY VALUE FUND

Effective June 30, 2001, the Equity Value Fund is managed by Richard Caro, a Vice President of Fleet Investment Advisors, Inc. (the "Advisor"). He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Caro has managed the Equity Income Fund since 1983 and has more than 30 years of investment experience.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PIL-SU-003-0100